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                                                                 Exhibit 10.55

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (II) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH A PROPOSED SALE OR TRANSFER.


                                  COMMON STOCK
                                PURCHASE WARRANT

                          For the Purchase of Shares of

                                 Common Stock of

                       ACTION PERFORMANCE COMPANIES, INC.

                           (Par Value $0.01 Per Share)

              (Incorporated under the Laws of the State of Arizona)

                   VOID AFTER 5:00 P.M. PST ON OCTOBER 7, 2008

                   Date of Original Issuance: October 7, 1998

         This is to certify that, for value received, the National Association for Stock Car Auto Racing, Inc., a Florida corporation, or assigns (the "Warrantholder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase 25,000 shares of common stock, par value $0.01 per share (the "Common Stock"), of ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the "Company"), for the Warrant Price (as defined below), and to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant is being issued in connection with and pursuant to the terms of that certain Electronic Commerce Agreement dated October 7, 1998, by and between the Warrantholder and the Company.

         1.       TERMS AND EXERCISE OF WARRANT.

                  (a) VESTING OF WARRANT SHARES. Warrant Shares (as defined below) that have vested may be acquired in accordance with the terms of this Warrant until the Termination Date (as defined below). The time at which the Warrant Shares vest and the Warrantholder may thereafter exercise this Warrant with respect to such Warrant Shares (each, a "Vesting Date") shall be as follows:



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                                           NUMBER OF OPTIONS
 VESTING DATE                           VESTED AND EXERCISABLE
 ------------                           ----------------------

October 7, 1999                                  5,000
October 7, 2000                                  5,000
October 7, 2001                                  5,000
October 7, 2002                                  5,000
October 7, 2003                                  5,000
                                              --------
     Total                                      25,000

                  (b) EXERCISE PERIOD. Subject to the terms of this Warrant, the Warrantholder shall have the right, at any time and from time to time during the Exercise Period (as defined below), to exercise this Warrant for any or all Warrant Shares that have vested and to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock which the Warrantholder may at the time be entitled to purchase pursuant to this Warrant. The 25,000 shares of Common Stock subject to this Warrant and any other securities that the Company may be required by the operation of Section 3 to issue upon the exercise hereof are referred to herein as the "Warrant Shares." The "Exercise Period" shall mean the period commencing on the Vesting Date for such Warrant Shares and ending at 5:00 P.M., Pacific Standard Time, on October 7, 2008 (the "Termination Date"), or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day. If this Warrant is not exercised on or prior to the Termination Date, this Warrant shall become void and all rights of the Warrantholder hereunder shall cease.

                  (c) METHOD OF EXERCISE. The Warrantholder may exercise this Warrant by surrender of this Warrant to the Company at its principal office in Phoenix, Arizona (or at such other address as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company or such other address as the Warrantholder may designate in writing), together with the form of Election to Purchase included as Exhibit A hereto, duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Warrant Price"), together with all taxes applicable upon such exercise. Payment of the Aggregate Warrant Price shall be made in cash or by certified check or cashier's check, payable to the order of the Company.

                  (d) PARTIAL EXERCISE. At the election of the Warrantholder, this Warrant shall be exercisable in whole or in part at any time, and from time to time, during the Exercise Period for Warrant Shares that have vested pursuant to Section 1(a) hereof.

                  (e) SHARE ISSUANCE UPON EXERCISE. Upon the exercise and surrender of this Warrant certificate and payment of the Aggregate Warrant Price, the Company shall issue and cause to be delivered with all reasonable dispatch to the Warrantholder, in such name or names as the Warrantholder may designate in writing, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 4 hereof, with respect to any fractional Warrant Shares otherwise issuable upon such surrender and, if applicable, the Company shall issue and deliver a new Warrant to the Warrantholder for the number of Warrant Shares not so exercised. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Warrant Shares as of the close of business on the date of the surrender of the Warrant and payment of the

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Aggregate Warrant Price, notwithstanding that the certificates representing such
Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         2. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon the exercise of this Warrant shall be $28.875 per share, subject to adjustment pursuant to Section 3 hereof (originally and as adjusted, the "Warrant Price").

         3. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND WARRANT PRICE. The Company agrees to reserve and shall keep reserved for issuance the number of shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (1) pay a dividend or make a distribution in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value), the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price in effect immediately prior thereto shall be adjusted as follows:

                           (i)      The number of Warrant Shares issuable upon
exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such adjustment, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such adjustment; and

                           (ii) The Warrant Price shall be adjusted by
multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares as so adjusted.

         An adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date in the case of a dividend or distribution (provided, however, that such adjustments shall be reversed if such dividends or distributions are not actually paid) and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 3(a), the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Warrant Price between or among the shares of such classes of capital stock.

                  (b) In case of any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation wherein the Company is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or

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other property or assets which would have been receivable by such Warrantholder upon such reclassification, consolidation, merger or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

                  (c) No adjustment in the number of securities purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in the number of securities (calculated to the nearest full share or unit thereof) then purchasable upon the exercise of this Warrant; provided, however, that any adjustment which by reason of this
Section 3(c) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (d) For the purpose of this Section 3, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock of the Company at October 7, 1998, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares of the Company's capital stock other than Common Stock, thereafter the number of such other shares so purchasable upon the exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this Section 3.

                  (e) Whenever the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the Company's chief financial officer setting forth the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant, the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

                  (f) Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price or number or kind of securities stated in this Warrant initially issuable hereunder.

         4. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares upon exercise of this Warrant, but shall pay an amount in cash equal to the closing price of the Company's Common Stock on a national securities exchange, the Nasdaq National Market or other trading market on the day preceding the date of the surrender of this Warrant pursuant to Section 1(c) hereof, or if there is no public market, cash equal to the then fair market value of the shares as reasonably determined by the Board of Directors of the Company, in its sole discretion, multiplied by such fraction.

         5. TRANSFER PROHIBITION. Neither this Warrant nor any rights hereunder may be sold, exchanged, conveyed, assigned, given, pledged, hypothecated or otherwise transferred by the Warrantholder to any person or entity other than a person or entity directly or indirectly controlled by, in control of, or under common control with the Warrantholder.

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         6. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER. Prior to the
exercise of this Warrant pursuant to the terms hereof, nothing contained in this Warrant shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, either at law or in equity, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or for any other matter.

         7. NOTICES. Any notice given pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given upon (a) personal delivery, (b) transmitter's confirmation of the receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier, or (d) the expiration of three business days after the day when mailed by United States Postal Service by certified or registered mail, return receipt requested, postage prepaid at the following addresses:

         If to the Company:

                  Action Performance Companies, Inc.
                  4707 E. Baseline Road
                  Phoenix, Arizona  85040
                  Attention:  Fred W. Wagenhals

         with a copy to:

                  O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A. One E. Camelback Road, Suite 1100
                  Phoenix, Arizona 85012
                  Attention: Robert S. Kant, Esq.

         If to the Warrantholder:

                  The National Association for Stock Car Auto Racing, Inc. 1801 W. International Speedway Blvd.
                  Daytona Beach, Florida 32114-1243
                  Attention: Mr. Edward Bennett

         with a copy to:

                  Alston & Bird LLP
                  One Atlantic Center
                  1201 W. Peachtree Street
                  Atlanta, Georgia 30309
                  Attention: Martin J. Elgison

         Each party hereto may, from time to time, change the address to which notices to it are to be transmitted, delivered or mailed hereunder by notice in accordance herewith to the other party.

         8. INVESTMENT REPRESENTATION. The Warrantholder hereby represents to the Company that it is acquiring this Warrant for its own account, as principal, for investment and not with a view to or the intent to participate in, directly or indirectly, the resale, assignment, distribution or fractionalization of all or any part hereof. Further, the Warrantholder shall furnish the Company an investment letter, in

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form and substance satisfactory to the Company, prior to the issuance of any
Warrant Shares or other securities issuable upon the exercise hereof, to the effect that such securities, and any additional securities of the Company for which such securities may be exercised or exchanged or into which they may ultimately be converted, if not registered pursuant to applicable state and federal securities laws, will be acquired for investment and not with a view to the sale or distribution thereof. The Warrantholder hereby further represents that it has been provided with, or given reasonable access to, full and fair disclosure of all material information regarding the Company, this Warrant, and the Common Stock.

         9.       GENERAL PROVISIONS.

                  (a) SUCCESSORS. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

                  (b) CHOICE OF LAW. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance, and enforcement, and without giving effect to the principles of any Arizona or other conflict-of-law provisions to the contrary.

                  (c) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations or agreements and all other oral, written, or other communications between them concerning the subject matter of this Warrant.

                  (d) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

                  (e) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.




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         IN WITNESS WHEREOF, the Company caused this Warrant to be duly executed as of the date first above written.

                     ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation


                     By: /s/ Christopher S. Besing
                         -------------------------
                     Its: Chief Financial Officer


         The Warrantholder hereby agrees to and accepts the terms and conditions of this Warrant this 7th day of October, 1998.


                     NATIONAL ASSOCIATION FOR STOCK CAR AUTO RACING, INC.


                     By: /s/ Brian France
                         -------------------
                     Its: Sr. Vice President




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                                    EXHIBIT A

                              ELECTION TO PURCHASE




Action Performance Companies, Inc.
4707 E. Baseline Road
Phoenix, Arizona 85040

                  The undersigned hereby irrevocably elects to exercise the right of purchase set forth in the attached Warrant to purchase thereunder ____________________ shares of the Common Stock (the "Warrant Shares") provided for therein and requests that the Warrant Shares be issued in the name of

_______________________________________________

_______________________________________________

_______________________________________________

_______________________________________________
(Please Print Name, Address and SSN or EIN of Shareholder above)


Dated:______________


Name of Warrantholder or Assignee:______________________________________________
                                                 (Please Print)


Signature:___________________________________________________________
               (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

Address:_____________________________________________________________
        _____________________________________________________________

Aggregate Warrant Price Paid: $__________________

Method of payment:______________________________________________________________
                                  (Please Print)

________________________________________________________________________________

Medallion Signature Guarantee (required if an assignment of Warrant Shares acquired on exercise is made upon exercise.)


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